EXHIBIT 32

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18 United States Code)

I, Peter Featherston, Chief Executive Officer of Integrated Pharmaceuticals, Inc., an Idaho corporation (the “Company”), do hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002(subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) that , to the best of my knowledge and belief:

(1)
The Quarterly Report on Form 10-Q for the quarter ended June 30, 2008, (the “Form 10-Q”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Form10-Q fairly presents, in all materials respect, the financial condition and results of operations of the Company.

Date:	November 5, 2008	/s/ Peter Featherston
Peter Featherston
Chief Executive Officer
(Principal Executive Officer)

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18 United States Code)

I, David Smith, President and Chief Financial Officer of Integrated Pharmaceuticals, Inc., an Idaho corporation (the “Company”), do hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002(subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) that , to the best of my knowledge and belief:

(1)
The Quarterly Report on Form 10-Q for the quarter ended June 30, 2008, (the “Form 10-Q”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Form10-Q fairly presents, in all materials respect, the financial condition and results of operations of the Company.

Date:	November 5, 2008	/s/ David Smith
David Smith
Chief Financial Officer
(Principal Financial Officer)